UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2004

Summus, Inc.  (USA)
 (Exact name of registrant as specified in its charter)

Florida	0-26925	65-0185306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Hannover Square Suite 600 434 Fayetteville Street Mall Raleigh, North Carolina	27601
(Address of principal executive offices)	(Zip Code)

(919) 807-5600
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 5.         Other Events.

            Summus, Inc. (USA) issued a press release dated February 17, 2004, naming Gary E. Ban as its new Chief Executive Officer.  A copy of the press release  is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.         Financial Statements and Exhibits.

99.1 Press Release naming New Chief Executive Officer dated February 17, 2004.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 17, 2004	SUMMUS, INC. (USA) By: /s/ Greg Dyer Greg Dyer Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Summus, Inc. (USA) dated February 17, 2004.